Prospectus Supplement August 13, 2021

For the following series with prospectuses dated January 1, 2021 (as supplemented to date):

American Funds College Target Date Series® American Funds Portfolio SeriesSM American Funds Retirement Income Portfolio SeriesSM American Funds Target Date Retirement Series®

The following is added to the “Appendix – Sales charge waivers” section of the prospectus:

Class A Sales Charge Waivers Available Through Farmers Financial Solutions

Farmers Financial Solutions has the authority to either i) rollover shares from an employer sponsored retirement plan to Class A shares in an Individual Retirement Account (IRA) at net asset value or ii) allow the purchase of Class A shares at net asset value, so long as the proceeds are from the sale of shares from an employer sponsored retirement plan and are used to make a purchase within 60 days of the redemption, if the shares held are ineligible to be rolled over to an IRA.

JP Morgan Securities

Effective August 30, 2021, investors purchasing through JP Morgan Securities, LLC may invest in Class 529-A shares at net asset value.

Keep this supplement with your prospectus.

Lit. No. MFGEBS-486-0821P CGD/AFD/10039-S87085

THE FUNDS (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES) MAKE AVAILABLE A SPANISH TRANSLATION OF THE ABOVE PROSPECTUS SUPPLEMENT FOR ALL FUNDS (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES) IN CONNECTION WITH THE PUBLIC OFFERING AND SALE OF ITS SHARES. THE ENGLISH LANGUAGE PROSPECTUS SUPPLEMENT ABOVE IS A FAIR AND ACCURATE REPRESENTATION OF THE SPANISH EQUIVALENT OF THE FUNDS’ PROSPECTUSES (EXCLUDING AMERICAN FUNDS COLLEGE TARGET DATE SERIES).

/s/	STEVEN I. KOSZALKA
STEVEN I. KOSZALKA
SECRETARY